Exhibit 99.1

May 2010 Investor Presentation

Growing Shareholder Value Capitalize on high-quality shopping center portfolio in superior markets Dominant locations in major metropolitan markets. Existing diverse, stable, high credit tenant base. Drive internal and external growth Significant embedded leasing and redevelopment opportunities in core portfolio. Positioned to acquire assets selectively and pursue development and redevelopment opportunities conservatively. Strengthen the balance sheet Enhance liquidity, debt maturity profile and financial flexibility. Continue to improve debt metrics. Our business plan is simple, to produce sustainable FFO growth and deliver long-term value for our shareholders.

Enhance Corporate Governance and Transparency Strengthen the Balance Sheet and Improve Liquidity Executed 10 mid-box leases with national and regional chains. Delivered 3 of 8 value-added existing redevelopment projects expected to generate a stabilized return of 13.2%. Five remaining redevelopment projects are expected to be completed during 2010 at a total remaining cost (pro-rata share) of $5.8 million. Raised approximately $175 million in new equity in two offerings. Sold $27 million of shopping center assets. Extended revolving credit facility to 2012. Closed on a new, 10-year $31.3 million CMBS loan. Terminated the shareholders rights plan. Separated the duties of Chairman and CEO. Adopted a measurable compensation policy for CEO and CFO. Committed to de-stagger the Board (subject to shareholder vote). Goals and Recent Achievements 2009 stated goal Achievements since second half of 2009Focus on Core Operations and Redevelopment Pipeline

Chicago, 2% Leading Metropolitan Markets 1 MSA per US Census Bureau. 2 Per CoStar Group. Numbers represent straight averages for 3 mile trade area. Percentages represent % of annualized base rent. Metro Detroit, 31% Milwaukee, 1% New York-Northern New Jersey, 2% Baltimore, Washington D.C., N. Virginia 3% Atlanta, 6% Jacksonville, 6% Miami-Ft. Lauderdale-Palm Beach, 18% Indianapolis, 3% Tampa Bay-Sarasota, 5% Columbus, 3% Approximately 90% of the total portfolio is located in 15 of the top 100 MSAs1 in the Country. Focus on strong trade area demographics that far exceed state-wide averages. Orlando, 1% Toledo, 4% Total Number of Properties 87 Gross Leasable Area 19.8 million 3 Mile Population2 81,8975 Mile Population2 173,1473 Mile Avg. HH Income2 $87,940 5 Mile Avg. HH Income2 $82,048 Madison, 1% Knoxville, 1%

4 Largest owner and manager of shopping centers in the Metro Detroit area. Centers currently 94% leased versus total portfolio of 90.5%. Large, dominant community centers located in well-established retail hubs. Total # of Properties 22 Gross Leasable Area 4.4M Population 181,897 Avg. HH Income1 $87,940 Dominant in SE Michigan High Density in SE Florida Large concentration of properties create economies of scale. Excellent visibility and accessibility along major highways. Seven Publix anchored centers generating sales of $553 psf. Total # of Properties 14 Gross Leasable Area 2.5M Population 183,454 Avg. HH Income1 $74,748 1Source: CoStar Group: Numbers represent averages for 3-mile trade area. Competitive Advantage in MI and FLSE Florida SE Michigan

Strong Line-up of Anchor Tenants Diverse line-up of high-quality national and regional tenants that account for 81% of total base rent. Average center has 2.3 anchors. Over 52% of our centers are grocery anchored. Average grocer sales of $464 PSF, or 25% higher than industry average. 2.2% 2.6% 3.9% 4.6% 4.6% 11.1% WRI FRT RPT DDR REG EQY Top tenant concentration vs. peers Top tenants1 Tenant Credit Rating S&P/Moody’s No. of Stores Percent of Base Rent T.J. Maxx/Marshalls A/A3 20 3.9% Publix NR/NR 12 3.0% Home Depot BBB+/Baa1 3 1.9% Office Max B/B1 11 1.8% Dollar Tree NR/NR 26 1.7% Jo-Ann Fabrics B+/B1 6 1.6% Burlington Coat NR/NR 5 1.6% PETsMart BB/NR 7 1.5% Staples BBB/Baa2 10 1.5% Best Buy BBB-/Baa2 5 1.5% Source: Company filings as of March 31, 2010. 1Data reflects April 1, 2010 closure of OfficeMax at West Oaks in Novi, MI. OfficeMax has been re-tenanted with Old Navy.

Top Names in Convenience Draws Emphasis on leasing to national and regional chains to provide stability, improved credit-quality and destination tenant draws to our centers.1 1List not comprehensive for any category. BANKS Bank of America (5) JPM Chase (1) Wachovia (4) DRUGSTORES Walgreens (5) CVS (9) HAIRCUTS Supercuts (8) Great Clips (6) Fantastic Sam’s (6) TELECOM AT&T (7) T-Mobile (5) Sprint (5) CASUAL FARE Panera (8) Starbucks (5) Subway (19) MAIL/SHIP UPS (13) U.S. Postal Service (7) FAST FOOD McDonald’s (2) Burger King (2) Wendy’s (4) BEAUTY Sally Beauty (16) Bath & Body (7) ELECTRONICS GameStop (23) Radio Shack (16) SHOES Payless (10) DSW (3) Shoe Show (3)

Consistent Operating Performance Same store NOI vs. peers at 3/31/2010 Steady rental rate growth $13.57 $13.83 $15.14 $14.63 $13.31 $15.23 $13.88 $14.94 $15.33 $16.33 $15.22 $13.62 2005 2006 2007 2008 2009 Thru 1Q10 Expiring Non-Anchor Base Rent Renewed Non-Anchor Base Rent (3.6)% (2.7)% (2.6)% (2.4)% (1.8)% 2.9% EQY REG DDR WRI RPT FRT Total occupancy vs. peers at 3/31/2010 Same store occupancy history 92.7% 93.5% 91.4% 93.2% 94.5% 94.4% 2005 2006 2007 2008 2009 1Q10 94.1% 92.2% 91.5% 91.3% 90.5% 90.3% EQY RPT DDR REG WRI FRT Source: Company filings as of March 31, 2010.

Development Acquisitions Committed to leasing portfolio aggressively to drive occupancy and rents. Continue to take advantage of embedded, value-add redevelopment opportunities at a measured pace. Target market dominant community shopping centers in metro market infill locations. Pursue acquisitions with value-add opportunities. Conservative approach to existing pipeline of future projects. No vertical construction currently underway. Opportunities for Growth Core Portfolio The Company is positioning itself to generate predictable and sustainable growth both in our core portfolio and through future external opportunities.

Core Portfolio Growth Since 2Q2009, the Company has signed 10 mid-box leases to fill vacancies in 270,000 square feet with national and regional chains including TJ Maxx, Best Buy, Ross Dress for Less and Staples. The Company anticipates signing four additional mid-box leases to fill vacancies totaling approximately 100,000 square feet in the second quarter of 2010. Opportunities to expand, re-tenant and re-develop core portfolio properties will supplement growth generating strong incremental NOI, which have historically produced incremental returns of 12%. Goal of divesting underperforming or high-risk properties to generate a stronger portfolio and increase net asset value.

10 Completed 50 value-added redevelopments since 1996 totaling $140mm producing an average return on cost of 12.0%. Pipeline of 5 projects scheduled for 2010 completions, each with commitment from a new anchor tenant. Cost to date of $16.5mm1 Additional costs of $5.8mm1 in 2010 Projected incremental pro-rata NOI of $2.7%mm Return on incremental costs of 12.1%1 Case Study-Market Plaza, Glen Ellyn, IL Acquired Jewel-Osco anchored center in 2008. Jewel-Osco currently generating sales of over $700 PSF. In 2009, completed façade renovation, parking lot improvements, pylon and monument sign replacement and lighting upgrades. Relocated Sherwin Williams and added 19,849 SF Staples. Added Qdoba Mexican Grill out parcel. BEFORE AFTER 1Includes RPT share of JV redevelopment project costs Cost: $1.9 million ROI: 12.4% Stabilization: 2010 Proven Track Record of Adding Value

Focus on market dominant community shopping centers with a grocery or discount anchor component. Metro markets in identified growth areas with value-added potential. Acquisition goals include geographic diversification. External Growth ACQUISTIONS DEVELOPMENT Existing pipeline of future projects. Developments will only be pursued upon meeting specific objectives: Critical mass of signed anchor leases. Demonstrated demand for small shop retail. Construction financing in place.

Delivering on balance sheet strategy: Market capitalization –March 31, 2009 ($mm)1 Pro forma market capitalization –March 31, 2010 ($mm)2,3 1 Total market capitalization calculation assumes a share price of $6.45 as of 3/31/09 and includes common shares and OP units.2 Total market capitalization calculation assumes a share price of $11.50 as of 5/13/10 and includes common shares and OP units. 3 Assumes that the net proceeds from the equity issuance have been applied to prepay a $33 million principal payment of the secured T/L, to reduce outstanding borrowings under the secured  R/C and pay off $16 million of mortgage notes. Strengthened Balance Sheet Established long-term Debt to TTM EBITDA-target of 6.0x-7.0x in 2009. Current Debt to TTM EBITDA of 7.0x versus 7.7X at March 31, 2010. Debt to Market Cap of approximately 51%.2 Early payment of $33 million on $67 million term loan facility. Pay off of two mortgages totaling $16 million. Approximately $100 million of availability on revolving line of credit. Continuing to focus on de-leveraging balance sheet and improving liquidity. Equity market cap $139 Mortgage debt$ 368 Aquia secured R/C facility $40 Unsecured R/C facility $130 Unsecured T/L facility $100 Junior subordinated note $28 Equity market cap, $471 Mortgage debt, $368 Aquia secured R/C facility, $19 Secured R/C facility, $41 Secured T/L facility, $34 Junior subordinated note, $28

Note: Debt amounts include all consolidated debt and reflect extension options where applicable and excludes pro rata share of JV det. Assumes that the net proceeds from the equity issuance have been applied to prepay a $33 million principal payment of the secured T/L, to reduce outstanding borrowings under the secured  R/C and pay off $16 million of mortgage notes. $8.1 $34.2 $32.9 $205.0 $34.7 $53.1 $3.8 $10.0 $5.0 $41.0 $34.0 $28.1 $11.9 $34.2 $32.9 $85.7 $233.1 $92.1 2010 2011 2012 2013 2014 2015+ Mortgage debt Aquia secured R/C facility Senior secured R/C facility Senior secured T/L Junior subordinated note Debt maturities and amortization pro forma for May stock offering as of March 31, 2010 ($mm).Manageable Debt Maturity Schedule Weighted-average term to maturity for total debt is 5.8 years. Weighted-average interest rate of 6.1%.

High-quality, multi-anchor shopping centers in demographically strong metropolitan markets. Significant core portfolio leasing opportunities and embedded redevelopment pipeline. Focused external growth plan balanced with a commitment to a strong balance sheet. Competitive, secure dividend yield. Investment Highlights

Safe Harbor Statement Ramco-Gershenson Properties Trust considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. Certain factors could occur that might cause actual results to vary. These include our success or failure in implementing our business strategy, economic conditions generally and in the commercial real estate and finance markets specifically, our cost of capital, which depends in part on our asset quality, our relationships with lenders and other capital providers, our business prospects and outlook, changes in governmental regulations, tax rates and similar matters, and our continuing to qualify as a REIT, and other factors discussed in the Company’s reports filed with the Securities and Exchange Commission.

quality shopping center portfolio